Exhibit 10(g)

First Amendment
of the
Minntech Corporation
Supplemental Executive Retirement Plan

    Pursuant to authority delegated by the Board of Directors of Minntech Corporation, the undersigned hereby amends the Minntech Corporation Supplemental Executive Retirement Plan effective April 1, 1998 by amending paragraph (1) of Sec. 3.1(a) of the Plan to read as follows:

  (1)
  75% of the Participant's Covered Compensation in the case of an employee, and 100% of the Participant's Covered Compensation in the case of a Board Member.

Dated:	12/6/97	MINNTECH CORPORATION
		By:	/s/ THOMAS J. MCGOLDRICK
		Its	President and CEO